UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  November 18, 2004

Republic Bancorp, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Kentucky

(State or Other Jurisdiction of Incorporation)

0-24649	61-0862051
(Commission File Number)	(IRS Employer Identification No.)

601 West Market Street, Louisville, Kentucky	40202
(Address of Principal Executive Offices)	(Zip Code)

(502) 584-3600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

On November 18, 2004, the Board of Directors of Republic Bancorp, Inc. approved the Republic Bancorp, Inc. Non-Employee Director and Key Employee Deferred Compensation Plan (the “Holding Company Deferred Compensation Plan”).  The Holding Company Deferred Compensation Plan will become effective on January 1, 2005.

Under the Holding Company Deferred Compensation Plan, each non-employee director of Republic Bancorp, Inc. may elect to defer up to 100% of his or her annual board and committee meeting fees, and each eligible key employee of Republic Bancorp, Inc. may elect to defer up to 50% of his or her base salary and up to 100% of any annual incentive compensation, for a specified period of years ranging from two to five years.  Any amounts deferred by non-employee directors under the Holding Company Deferred Compensation Plan will be invested and administered by the Board of Directors of Republic Bancorp, Inc.  Any amounts deferred by eligible key employees under the Holding Company Deferred Compensation Plan will be invested and administered by the Board of Directors of Republic Bancorp, Inc. or the Compensation Committee thereof.

On November 18, 2004, the Board of Directors of Republic Bank & Trust Company, a wholly-owned subsidiary of Republic Bancorp, Inc., approved the Republic Bank & Trust Company Non-Employee Director and Key Employee Deferred Compensation Plan (the “Bank Deferred Compensation Plan”).  The Bank Deferred Compensation Plan will become effective on January 1, 2005.

Under the Bank Deferred Compensation Plan, each non-employee director of Republic Bank & Trust Company may elect to defer up to 100% of his or her annual board and committee meeting fees, and each eligible key employee of Republic Bank & Trust Company may elect to defer up to 50% of his or her base salary and up to 100% of any annual incentive compensation, for a specified period of years ranging from two to five years.  Any amounts deferred by non-employee directors under the Bank Deferred Compensation Plan will be invested and administered by the Board of Directors of Republic Bank & Trust Company.  Any amounts deferred by eligible key employees under the Bank Deferred Compensation Plan will be invested and administered by the Board of Directors of Republic Bank & Trust Company or the Compensation Committee thereof.

Copies of the Holding Company Deferred Compensation Plan and the Bank Deferred Compensation Plan are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

(c)           Exhibits

Exhibit No.	Description

10.1	Republic Bancorp, Inc. Non-Employee Director and Key Employee Deferred Compensation Plan
10.2	Republic Bank and Trust Company Non-Employee Director and Key Employee Deferred Compensation Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC BANCORP, INC.

Date: November 24, 2004	By:	/s/ Kevin Sipes
Name: Kevin Sipes
Title: Executive Vice President & CFO

EXHIBIT INDEX

Exhibit No.	Description

10.1	Republic Bancorp, Inc. Non-Employee Director and Key Employee Deferred Compensation Plan
10.2	Republic Bank and Trust Company Non-Employee Director and Key Employee Deferred Compensation Plan